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CHRISTIE S. FLANAGAN - EMPLOYMENT AGREEMENT SUMMARY

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SUBJECT                        PROVISION
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
Term                           8/1/99 through 7/31/02; automatic one year renewals (subject to 45 days notice).
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Base Salary                    $700,000
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Renewal Payment                $60,000
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Executive Compensation         Participation in  Executive Compensation   Plan
                               (including   stock  options, restricted   stock,
                               annual  bonus,   long  term incentive compensation, and stock purchase).
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Fringe Benefits                Per company policies for an EVP.
                               Annual medical exam.
                               Five weeks PTO.
                               Luxury automobile.
                               One country club and one social club.
                               Split dollar life insurance ($1.4 million).
                               Benefits  continue for  executive  and spouse for
                               three years following termination.
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Location                       Dallas, TX, subject to reasonable travel requirements.
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Termination  for  Cause        Agreement   terminates  and  company  has  no  further
                               obligations.
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Termination for Disability     Disability means incapacitated for six consecutive months or 180 days in any 12 month period.  Executive receives 60% of base salary for balance of term and medical benefits until age 70.
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Termination for Death          Executive receives 60% of base salary for balance of term.
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Termination w/o cause by       Good reason means:
company or for "good reason"   (a) change in duties responsibilities, or status w/o consent.
by Executive.                  (b) reduction in base salary.
                               (c) change in location, or failure to provide relocation
                                   assistance if employee agrees to move.
                               (d) discontinuation of benefits or compensation plan.
                               (e) failure of successor company to assume agreement.

                               Executive receives:
                               (a) in a lump sum  payment  three times base plus
                                   the higher of (i) current  year  target  bonus or
                                   (ii) the average of prior 3 years actual bonuses.
                               (b) use of  automobile  for three years (or until
                                   reemployed).
                               (c) accelerated  vesting  of stock options  and
                                   restricted stock (per plans).
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Termination upon a change of   24 month "reach in" period.
control.
                               Employee receives:
                               (a) lump sum payment of three times base salary plus the higher of (i) current year target  bonus or (ii) the average of prior 3
                                   years actual bonuses - capped at 280(g) limit.
                               (b) outplacement  services.
                               (c) cash in lieu of  options.

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